SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K


CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report : March 22, 1995
(Date of earliest event reported)


Westmoreland Coal Company
(Exact name of registrant as specified in its charter)



Delaware                 0-752               23-1128670
(State or other      (Commission File      (IRS Employer
jurisdiction of           Number)        Identification No.)
incorporation)


700 The Bellevue, 200 South Broad Street
Philadelphia, Pennsylvania                             19102
(Address of principal executive offices)          (Zip Code)



Registrant's telephone number, including area code:
 (215) 545-2500


Item 5.    Other Events.

   On March 22, 1995 the Company announced that its 1994 earnings will be reduced by $2,928,000 because the partnership which owns the Roanoke Valley I power plant has created a reserve for a portion of its 1994 earnings.

   A press release describing the transaction is attached as an exhibit and incorporated herein by reference.

Item 7.    Exhibits.

   Press release dated March 22, 1995.






EXHIBIT INDEX


                                                Sequentially
Exhibit    Description of Exhibit                 Numbered
Number                                              Page
  1        Press release dated March 22, 1995        4












SIGNATURE





   Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                   WESTMORELAND COAL COMPANY




Date:  March 23, 1995           By:_______________________
                                   Francis J. Boyle
                                   Senior Vice President,
                                   Chief Financial
                                   Officer and Treasurer